UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 16, 2020

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 12, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, after discussion with management, outside SEC counsel and KPMG, LLP, the Company's independent registered public accounting firm, concluded that our audited consolidated financial statements as of and for the year ended December 31, 2018 (the “2018 Financial Statements”), included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Annual Report”), and our unaudited consolidated financial statements as of and for the quarterly periods ended March 31, 2019 and 2018, June 30, 2019 and 2018, and September 30, 2019 and 2018, included in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2019, June 30, 2019 and September 30, 2019 (the "2019 Quarterly Reports”), should no longer be relied upon due to misstatements and that we will restate such financial statements to make the necessary accounting corrections.

During the preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), we noted a potential overstatement of the prepaid production tooling account (presented in other current assets in the consolidated balance sheets) in our vehicle cab structures manufacturing facility. An investigation was conducted, under the direction of the Audit Committee, by external counsel with the assistance of a forensic accounting firm. As a result of the investigation, the Company concluded that the misstatements in our consolidated financial statements for the period identified below were due to a former employee preparing manual journal entries to understate cost of revenues by improperly capitalizing certain manufacturing expenses, primarily in the prepaid production tooling account. The former employee made intentional misrepresentations during the investigation. During the course of, and as a result of, the investigation, the Company terminated the former employee and has taken additional personnel actions.

The Company intends to include restated consolidated financial statements as of and for the fiscal year ended December 31, 2018, and unaudited consolidated financial statements as of and for the quarterly periods ended March 31, 2019 and 2018, June 30, 2019 and 2018, and September 30, 2019 and 2018, included in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2019, June 30, 2019 and September 30, 2019 in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”), which it expects to file contemporaneously herewith.
In connection with the restatement, management has determined that certain material weaknesses existed in the Company’s internal control over financial reporting. These material weakness were due to an ineffective risk management process, which itself gave rise to two separate material weaknesses related to ineffectively designed controls over balance sheet account reconciliations and over review of manual journal entries. As a result, the Company’s management has concluded that its internal control over financial reporting was not effective as of December 31, 2019. A discussion of the Company’s plan to remediate these material weaknesses is contained in the Company’s 2019 Annual Report.

Forward Looking Statements

This Form 8-K contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this Form 8-K may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (ii) future financial restatements affecting the company; (iii) general economic or business conditions affecting the markets in which the Company serves; (iv) the Company's ability to develop or successfully introduce new products; (v) risks associated with conducting business in foreign countries and currencies; (vi) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (vii) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (viii) the Company’s ability to recognize synergies from the reorganization of the segments; (ix) the Company’s failure to successfully manage any divestitures; (x) the impact of changes in governmental regulations on the Company's customers or on its business; (xi) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (xii) the

Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xiii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiv) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business (xx) security breaches and other disruptions that could compromise our information systems; (xxi) the impact of disruptions in our supply chain or delivery chains; (xxii) litigation against us; (xxiii) the impact of health epidemics or widespread outbreak of contagious disease; and (xxiv) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2019. There can be no assurance that statements made in this Form 8-K relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

March 16, 2020	By:	/s/ C. Timothy Trenary
	Name:	C. Timothy Trenary
	Title:	Chief Financial Officer